EXHIBIT 10.1

AMENDMENT NO. 2
to the
AMENDED AND RESTATED
EMPLOYMENT AGREEMENT

AMENDMENT (“Amendment No. 2”) dated June 16, 2021, and made effective as of that same date (the “Amendment No. 2 Effective Date”), by and between Ralph Lauren Corporation, a Delaware corporation (the “Company”), and Ralph Lauren (the “Executive”).

WHEREAS, the Executive currently serves as the Chief Creative Officer of the Company and Executive Chairman of the Board of Directors of the Company pursuant to an Amended and Restated Employment Agreement by and between the Company and the Executive made effective as of April 2, 2017, as amended effective as of March 29, 2020 (the “Employment Agreement”); and

WHEREAS, the Company and the Executive wish to amend the Employment Agreement in certain respects;

NOW, THEREFORE, intending to be bound, the parties hereby agree as follows.

1. Definitions. All capitalized terms in this Amendment No. 2 that are undefined shall have the same meaning as ascribed to them in the Employment Agreement.

2. Section 2 of the Employment Agreement is amended to read in its entirety as follows, effective as of the Amendment No. 2 Effective Date:

“Section 2. Term. The term of the Executive’s employment hereunder shall commence as of the Effective Date and shall remain in effect through April 3, 2027, the last day of the Company’s fiscal year (a “Fiscal Year”) which ends in calendar year 2027, subject to earlier termination in accordance with the terms of this Employment Agreement (the “Term”).

3. Except as specifically amended and/or modified by this Amendment No. 2, the Employment Agreement is hereby ratified and confirmed, and all other terms of the Employment Agreement shall remain in full force and effect, unaltered and unchanged by this Amendment No. 2. In the event of a conflict between the Employment Agreement and this Amendment No. 2, this Amendment No. 2 shall govern.

IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be duly executed and the Executive has hereunto set his hand on the date first set forth above.

RALPH LAUREN CORPORATION
By: /s/ MICHAEL A. GEORGE
Michael A. George,
Chairman of the Compensation & Organizational Development Committee
EXECUTIVE
/s/ RALPH LAUREN
Ralph Lauren

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